Cash and cash equivalents	12 Months Ended
Mar. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalents consist of cash and bank accounts and are payable on demand. The bank accounts earn interest at various rates which differ by account.

(EUR thousand)	As of March 31
Cash and cash equivalents	2024	2023
Cash and bank balances	87,341	128,531
Deposits	121	112,015
Total	87,462	240,546
The fair value of cash and cash equivalents approximates its carrying value due to its short term nature.
In relation to pledges of cash-on-hand, as these are solely related to the SFA, please refer to Note 26.